Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended February 28, 2026

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$7,206,870
Unrealized Gain (Loss) on Market Value of Commodity Futures	(3,218,638)
Dividend Income	587,506
Interest Income	204,495
ETF Transaction Fees	1,050
Total Income (Loss)	$4,781,283

Expenses
Management Fees	$181,112
Professional Fees	26,756
Brokerage Commissions	16,509
Directors' Fees and Insurance	9,744
Total Expenses	$234,121
Net Income (Loss)	$4,547,162

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 2/1/26	$299,122,478
Additions (100,000 Shares)	8,085,606
Withdrawals (50,000 Shares)	(4,214,674)
Net Income (Loss)	4,547,162

Net Asset Value End of Month	$307,540,572
Net Asset Value Per Share (3,600,000 Shares)	$85.43

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2026 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended February 28, 2026

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$26,517,850
Unrealized Gain (Loss) on Market Value of Commodity Futures	(16,797,829)
Dividend Income	1,473,333
Interest Income	939,533
ETF Transaction Fees	3,850
Total Income (Loss)	$12,136,737

Expenses
Management Fees	$448,121
Professional Fees	35,502
Brokerage Commissions	34,138
Directors' Fees and Insurance	13,502
Total Expenses	$531,263
Net Income (Loss)	$11,605,474

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 2/1/26	$882,787,546
Additions (2,000,000 Shares)	71,933,516
Withdrawals (2,650,000 Shares)	(94,537,144)
Net Income (Loss)	11,605,474

Net Asset Value End of Month	$871,789,392
Net Asset Value Per Share (23,600,000 Shares)	$36.94

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2026 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended February 28, 2026

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$33,724,720
Unrealized Gain (Loss) on Market Value of Commodity Futures	(20,016,467)
Dividend Income	2,060,839
Interest Income	1,144,028
ETF Transaction Fees	4,900
Total Income (Loss)	$16,918,020

Expenses
Management Fees	$629,233
Professional Fees	62,258
Brokerage Commissions	50,647
Directors' Fees and Insurance	23,246
Total Expenses	$765,384
Net Income (Loss)	$16,152,636

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 2/1/26	$1,181,910,024
Additions (2,100,000 Shares)	80,019,122
Withdrawals (2,700,000 Shares)	(98,751,818)
Net Income (Loss)	16,152,636

Net Asset Value End of Month	$1,179,329,964

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2026 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596